THE BDC INCOME FUND (the “Fund”)

Supplement dated March 16, 2015 to the Statement of Additional Information (“SAI”) dated November 24, 2014, as supplemented February 9, 2015.

The following section is hereby inserted on page 8 of the SAI:

H. Initial Public Offerings

The Fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are more volatile and unpredictable in price changes than more established securities, and the Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time, or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will improve the Fund’s performance.

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For more information, please contact a Fund customer service representative toll free at 844-786-4178.

PLEASE RETAIN FOR FUTURE REFERENCE.